Federated Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED AUGUST 31, 2019
On November 14, 2019, the Board of Trustees of Federated Short-Intermediate Duration Municipal Trust (the “Fund”) approved the following changes to the Fund's Class A Shares and Service Shares: adjustment to the Class A Shares' sales load and breakpoint discount schedule so that the current 1.00% sales charge is applied only to Class A Share purchases of less than $100,000; reduction of the Class A Shares distribution (Rule 12b-1) fee from an active 0.25% fee to a dormant 0.05% fee; and elimination of the Service Shares' distribution (Rule 12b-1) fee. These changes will be effective December 1, 2019.
Accordingly, please delete the fee table and example under “Risk/Return Summary: Fees and Expenses” and replace them with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Institutional Shares (IS) or Service Shares (SS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 17 and in “Appendix B” to this Prospectus. If you purchase the Fund's IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.

Shareholder Fees (fees paid directly from your investment)	A	IS	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.00%[1,2]	None	None[1]
Other Expenses	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	0.81%[1]	0.81%	0.81%[1]
Fee Waivers and/or Expense Reimbursements[3]	(0.10)%[1]	(0.35)%	(0.10)%[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.71%[1]	0.46%	0.71%[1]
1	The Distribution (12b-1) Fee, Total Annual Fund Operating Expenses, Fee Waivers and/or Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in and elimination of the stated Distribution (12b-1) Fee for the Fund's Class A Shares and Service Shares, respectively.
2	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Board of Trustees (the “Trustees”).
3	Under the investment advisory contract, the Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Fund's aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses exceed (after voluntary waivers and reimbursements) 0.45% of the Fund's IS class average daily net assets. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. In addition, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 1, 2019, the total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, IS and SS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.71%, 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that operating expenses for the A and SS classes are as shown in the table above and remain the same. The Example also assumes that your investment has a 5% return each year and that operating expenses for the IS class are based on the contractual expense limitation as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$182	$356	$545	$1,092
IS	$47	$148	$258	$579
SS	$83	$259	$450	$1,002
November 18, 2019

Federated Short-Intermediate Duration Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454915 (11/19)
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